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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 10, 2005


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                          1-13781                22-2889587
(State or other jurisdiction of          (Commission            (IRS Employer
      incorporation)                     File Number)         Identification No.)

5555 SAN FELIPE ROAD, SUITE 1200
        HOUSTON, TEXAS                                               77056
(Address of principal executive                                    (Zip Code)
         offices)

       Registrant's telephone number, including area code: (713) 877-8006



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      At the resumption of the previously announced adjourned annual meeting of stockholders of KCS Energy, Inc. ("KCS") held on June 10, 2005, the stockholders of KCS approved the adoption of the KCS Energy, Inc. 2005 Employee and Directors
Stock Plan (the "Plan"), as amended by the First Amendment of KCS Energy, Inc.
2005 Employee and Directors Stock Plan (the "Amendment"). The Plan was previously approved by the Board of Directors of KCS on March 3, 2005, and the Amendment was previously approved by the Board of Directors of KCS on May 18, 2005.

      A summary of the material terms of the Plan was provided in KCS' definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC") on April 25, 2005 under the heading "Proposal 2:
Approval of 2005 Employee and Directors Stock Plan", as amended by Amendment No.
1 to KCS' definitive proxy statement on Schedule 14A ("Amendment No. 1") filed with the SEC on May 24, 2005, and such summary, as amended by Amendment No. 1, is incorporated herein by reference. A summary of the material terms of the Amendment was provided in KCS' current report on Form 8-K (the "Amendment Form
8-K") filed with the SEC on May 19, 2005, as well as Amendment No. 1, and such summary, is incorporated herein by reference. In addition, a copy of the Plan is incorporated herein by reference as Exhibit 10.1 hereto, and a copy of the Amendment was filed with the Amendment Form 8-K and is incorporated herein by reference as Exhibit 10.2 hereto.

      On June 15, 2005, the Compensation Committee of the Board of Directors of
KCS adopted the form of supplemental stock option agreements and restricted stock award agreements to be utilized under the Plan. These forms of award agreements are filed as Exhibits 10.3 to 10.6 hereto and their terms and provisions are incorporated herein by reference.

      On June 15, 2005, the non-employee directors of KCS, consisting of Messrs.
Geary, Merriman, Raynolds, Siegel and Viggiano, were each granted stock options under the Plan exercisable into 9,000 shares of KCS common stock ("Common
Stock") with an exercise price of $15.82 (the closing price of one share of Common Stock on the date of grant). One-third of the options become exercisable on the anniversary date of the grant in 2006, 2007 and 2008. The options will expire on June 15, 2015. On June 15, 2005, each non-employee director also received retainer stock grants under the Plan, representing one-half of their annual retainer. In connection with the retainer stock grants, Messrs. Geary, Merriman, Siegel and Viggiano each received 1,106 shares of Common Stock and Mr. Raynolds, the lead outside director of KCS, received 1,738 shares of Common Stock. The number of shares granted to the non-employee directors representing one-half of their annual retainer was determined by dividing one-half of the annual retainer by 15.82 (the closing price of one share of Common Stock on the date of grant). The amount of the retainers for the non-employee directors are set forth in Exhibit 10.7 hereto.

      On June 15, 2005, the Board of Directors of KCS also approved a compensation package recommended by the Compensation Committee of the Board of Directors for non-employee directors of KCS for the 2005 fiscal year. A summary sheet setting forth the terms of such compensation is filed as Exhibit 10.7 hereto and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

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
EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------
*Exhibit 10.1       KCS Energy, Inc. 2005 Employee and Directors Stock Plan
                    (incorporated by reference to Exhibit 4.8 to KCS'
                    registration statement on Form S-8 (File No. 333-125690)
                    filed with the SEC on June 10, 2005).

*Exhibit 10.2       First Amendment of KCS Energy, Inc. 2005 Employee and
                    Directors Stock Plan (incorporated by reference to Exhibit
                    10.1 to KCS' current report on Form 8-K (File No. 1-13781)
                    filed with the SEC on May 19, 2005).

+Exhibit 10.3       Form of Supplemental Stock Option Agreement under KCS
                    Energy, Inc. 2005 Employee and Directors Stock Plan and
                    related Stock Option Exercise Agreement.

+Exhibit 10.4       Form of Supplemental Stock Option Agreement for
                    Non-Employee Directors under KCS Energy, Inc. 2005 Employee and Directors Stock Plan.

+Exhibit 10.5       Form of Restricted Stock Award Agreement under KCS Energy,
                    Inc. 2005 Employee and Directors Stock Plan (without
                    accelerated vesting provision) and related Restricted Stock
                    Award Certificate.

+Exhibit 10.6       Form of Restricted Stock Award Agreement under KCS Energy,
                    Inc. 2005 Employee and Directors Stock Plan (with
                    accelerated vesting provision) and related Restricted Stock

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
                    Award Certificate.

+Exhibit 10.7       Summary of Compensation Arrangements for Non-Employee
                    Directors.

---------
+    Filed herewith.

*    Incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KCS ENERGY, INC.


Date: June 16, 2005
                                       /s/ Frederick Dwyer
                                       ----------------------------------------
                                       Frederick Dwyer
                                       Vice President, Controller and Secretary

                                  EXHIBIT INDEX



EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------
*Exhibit 10.1       KCS Energy, Inc. 2005 Employee and Directors Stock Plan
                    (incorporated by reference to Exhibit 4.8 to KCS'
                    registration statement on Form S-8 (File No. 333-125690)
                    filed with the SEC on June 10, 2005).

*Exhibit 10.2       First Amendment of KCS Energy, Inc. 2005 Employee and
                    Directors Stock Plan (incorporated by reference to Exhibit
                    10.1 to KCS' current report on Form 8-K (File No. 1-13781)
                    filed with the SEC on May 19, 2005).

+Exhibit 10.3       Form of Supplemental Stock Option Agreement under KCS
                    Energy, Inc. 2005 Employee and Directors Stock Plan and
                    related Stock Option Exercise Agreement.

+Exhibit 10.4       Form of Supplemental Stock Option Agreement for
                    Non-Employee Directors under KCS Energy, Inc. 2005 Employee and Directors Stock Plan.

+Exhibit 10.5       Form of Restricted Stock Award Agreement under KCS Energy,
                    Inc. 2005 Employee and Directors Stock Plan (without
                    accelerated vesting provision) and related Restricted Stock
                    Award Certificate.

+Exhibit 10.6       Form of Restricted Stock Award Agreement under KCS Energy,
                    Inc. 2005 Employee and Directors Stock Plan (with
                    accelerated vesting provision) and related Restricted Stock
                    Award Certificate.

+Exhibit 10.7       Summary of Compensation Arrangements for Non-Employee
                    Directors.

---------
+    Filed herewith.

*    Incorporated by reference.